Property and Equipment, Net	6 Months Ended
Dec. 31, 2022
Property and Equipment, Net [Abstract]
PROPERTY AND EQUIPMENT, NET

6. PROPERTY AND EQUIPMENT, NET

Property and equipment, net, is comprised of the following:

	June 30, 2022	December 31, 2022
	RMB	RMB	US$

Furniture, office equipment, fixtures	5,151	5,219	757
Leasehold improvements	11,405	8,375	1,214
Motor vehicles	1,932	1,932	280
	18,488	15,526	2,251
Less: Accumulated depreciation	(9,332)	(9,595)	(1,391)
Property and equipment, net	9,156	5,931	860

Depreciation expense for the six months ended December 31, 2021 and 2022 was RMB3,273 and RMB2,058, respectively. RMB3,667 of furniture, office equipment, fixtures and leasehold improvements have been eliminated from ending balance as of December 31, 2022, consisting of RMB1,872 of disposal of leasehold improvements due to termination of rental offices, such loss is included in operating expenses.

No impairment for property and equipment was recorded for the six months ended December 31, 2021 and 2022.